                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                                    AMENDMENT No. 2, WAIVER and AGREEMENT dated
                           as of February 6, 2002 (this "Amendment"), to the Credit Agreement dated as of December 21, 2000, as amended by the Global Assignment and Acceptance and Amendment dated as of February 20, 2001 (the "Credit Agreement"), among AMI SEMICONDUCTOR, INC., a Delaware corporation formerly named AMI Spinco, Inc. (the "Borrower"), AMIS HOLDINGS, INC., a Delaware corporation formerly named AMI Holdings, Inc. ("Holdings"), the Lenders (as defined in Article I of the Credit Agreement) and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as administrative agent (in such capacity, the "Administrative Agent") and as a collateral agent (in such capacity, the "Collateral Agent" ) for the Lenders.

         A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

         B. The Borrower has informed the Administrative Agent that it has purchased certain real property in Pocatello, Idaho (the "Subject Property") for approximately $860,000 in cash, upon which the Borrower intends to construct a new corporate office building (the "Building"). The Borrower intends to lease the Subject Property (the "Ground Lease") to a third party finance company (the "Ground Lessee"), for a period of up to 49 years. During the construction of the Building, the Ground Lease will provide for a fair market rent to be paid by the Ground Lessee to the Borrower. Thereafter, the annual rent to be paid by the Ground Lessee to the Borrower shall be $1. The Borrower estimates that the total cost (the "Property Cost") to construct, equip and finance the Building will be approximately $9,000,000, which will be loaned to the Ground Lessee by a third party bank or finance company. The Borrower intends to lease the Building and certain other assets and equipment used therein (the "Equipment") from the Ground Lessee pursuant to a synthetic lease arrangement (the "Synthetic Lease") for an initial term of six years, with a lease balance initially equal to the Property Cost. The Borrower's obligations under the Synthetic Lease will be guaranteed by Holdings on an unsecured basis (the "Holdings Guarantee"). The Borrower intends that for Federal income tax purposes it will be deemed to be the owner of the Building but that under GAAP the Synthetic Lease will be treated as an operating lease. The transactions described in this paragraph are referred to collectively herein as the "Synthetic Lease Transactions".

         C. The Borrower has requested certain waivers and amendments of the Credit Agreement as set forth herein. The Required Lenders are willing to grant such waivers and to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

         D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Waivers. (a) The Required Lenders hereby waive compliance by Holdings and the Borrower with the provisions of Section 2.13(b) of the Credit Agreement in respect of the Net Cash Proceeds of any Asset Sale of the Subject Property, the Building or

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                                                                               2

the Equipment, to the extent (but only to the extent) such Net Cash Proceeds are required to be used by the Borrower to satisfy its obligations under the Synthetic Lease.

         (b) The Required Lenders hereby waive compliance by Holdings and the Borrower with the provisions of Section 5.11(a) of the Credit Agreement to the extent (but only to the extent) that such Section would require the Borrower to grant a Lien on the Subject Property, the Synthetic Lease, the Building or the Equipment in favor of the Secured Parties.

         (c) The Required Lenders hereby waive compliance by Holdings and the Borrower with the provisions of Section 6.02 of the Credit Agreement to the extent (but only to the extent) that the Synthetic Lease Transactions would constitute a Lien on the Subject Property, the Building or the Equipment.

         (d) The Required Lenders hereby waive compliance by Holdings and the Borrower with the provisions of Section 6.05 of the Credit Agreement to the extent (but only to the extent) necessary to permit the Borrower to purchase the Building and the Equipment, whether pursuant to an option to purchase or otherwise.

         (e) The Required Lenders hereby waive compliance by Holdings and the Borrower with the provisions of Section 6.09 of the Credit Agreement for the period ended December 31, 2001.

         (f) The Required Lenders hereby waive compliance by Holdings with the provisions of Section 6.14(a) of the Credit Agreement to the extent (but only to the extent) necessary to allow Holdings to enter into and perform its obligations under the Holdings Guarantee.

         SECTION 2. Agreements. (a) Holdings, the Borrower and the Required Lenders hereby agree that (i) the Ground Lease shall not constitute an Asset Sale for purposes of the Credit Agreement, (ii) neither the Borrower's obligations under the Synthetic Lease nor Holdings' obligations under the Holdings Guarantee shall constitute Indebtedness (including a Contingent Obligation) for purposes of the Credit Agreement and (iii) any sale by the Borrower of the Subject Property, the Building or the Equipment shall not be subject to the dollar limitation set forth in Section 6.05(a)(iii) of the Credit Agreement.

         (b) The Borrower hereby agrees that, on the Amendment Effective Date (as defined below), it shall prepay Term Loans pursuant to Section 2.12 of the Credit Agreement in an aggregate principal amount of at least $5,000,000, together with accrued and unpaid interest thereon to the extent required by
Section 2.12(c) of the Credit Agreement (the "Prepayment"). The Required Lenders hereby waive any further notice of such Prepayment that would otherwise be required by Section 2.12 of the Credit Agreement.

         SECTION 3. Amendments. (a) The definition of the term "Applicable Percentage" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Applicable Percentage" shall mean, for any day, with respect to any Eurodollar Revolving Loan, ABR Revolving Loan, Eurodollar Term Loan or ABR Term Loan, as the case may be, the applicable percentage set forth below under the caption "Eurodollar Spread--Revolving Loans", "ABR Spread--Revolving Loans", "Eurodollar Spread--Term Loans" or "ABR Spread--Term Loans", as the case may be, based upon the Leverage Ratio as of the relevant date of determination:

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                                                                               3

                        Eurodollar     ABR
                         Spread-      Spread-    Eurodollar     ABR
                        Revolving    Revolving     Spread-     Spread-
Leverage Ratio            Loans        Loans     Term Loans   Term Loans
------------------------------------------------------------------------
Category 1                3.50%        2.50%       3.75%        2.75%
--------

Equal to or greater
than 2.25 to 1.0
------------------------------------------------------------------------
Category 2                3.25%        2.25%       3.50%        2.50%
--------

Equal to or greater
than 2.0 to 1.0, but
less than 2.25 to 1.0
------------------------------------------------------------------------
Category 3                3.00%        2.00%       3.50%        2.50%
--------

Equal to or greater
than 1.5 to 1.0, but
less than 2.0 to 1.0
------------------------------------------------------------------------
Category 4                2.75%        1.75%       3.50%        2.50%
--------

Equal to or greater
than 1.0 to 1.0, but
less than 1.5 to 1.0
------------------------------------------------------------------------
Category 5                2.50%        1.50%       3.50%        2.50%
--------

Less than 1.0 to 1.0
------------------------------------------------------------------------

                  Each change in the Applicable Percentage resulting from a change in the Leverage Ratio shall be effective with respect to all Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, (a) with respect to all Loans and Letters of Credit outstanding on or after February 6, 2002 and prior to the date of delivery of the financial statements and certificate required by
         Section 5.04 (b) and (c), respectively, with respect to the fiscal quarter ending March 31, 2002, the Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage,
         (b) at any time during which the Borrower has failed to deliver the financial statements and certificate required by Section 5.04(a) or (b) and Section 5.04(c), respectively, the Leverage Ratio shall be deemed to be in Category 3 for purposes of determining the Applicable Percentage (unless the Leverage Ratio in effect immediately prior to such failure was in Category 1 or 2, in which case the Leverage Ratio shall remain in such Category until the delivery of such financial statements and certificate) and (c) at any time after the occurrence and during the continuance of an Event of Default, the

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                                                                               4

         Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage.

         (b) Section 2.13(d) of the Credit Agreement is hereby amended by inserting prior to the period at the end of such subsection the additional proviso "; and provided further, however, that such percentage shall equal 100% with respect to the fiscal year ended December 31, 2002".

         (c) Section 6.04(j) of the Credit Agreement is hereby amended by deleting the reference to "Section 6.15" and replacing it with a reference to "Section 6.13".

         (d) The first table appearing in Section 6.09 (Maximum Leverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               Period                                        Ratio
---------------------------------------------------------------------
January 1, 2001 to December 31, 2001                      2.25 to 1.0
---------------------------------------------------------------------
January 1, 2002 to March 31, 2002                         2.75 to 1.0
---------------------------------------------------------------------
April 1, 2002 to June 30, 2002                            3.50 to 1.0
---------------------------------------------------------------------
July 1, 2002 to September 30, 2002                        3.35 to 1.0
---------------------------------------------------------------------
October 1, 2002 to December 31, 2002                      2.75 to 1.0
---------------------------------------------------------------------
January 1, 2003 to March 31, 2003                         2.25 to 1.0
---------------------------------------------------------------------
April 1, 2003 to September 30, 2003                       2.00 to 1.0
---------------------------------------------------------------------
October 1, 2003 to December 31, 2003                      1.75 to 1.0
---------------------------------------------------------------------
January 1, 2004 and thereafter                            1.50 to 1.0
---------------------------------------------------------------------

         (e) Section 6.13(a) of the Credit Agreement is hereby amended by (i) inserting immediately after the word "create" in the proviso thereto the words "or, in a Permitted Acquisition, acquire" and (ii) deleting the words "or establishment" in each of clause (a) and clause (b) of the proviso thereto and substituting therefor the words ", establishment or acquisition".

         SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings and the Borrower represent and warrant to each of the Lenders, the Administrative Agent and the Collateral Agent, that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

         SECTION 5. Amendment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 noon, New York City time, on February 6, 2002, an amendment fee (the "Amendment Fee") in an amount equal to 0.25% of the sum of such Lender's Revolving Credit Commitment (whether used or unused) and the

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                                                                               5

principal amount of such Lender's outstanding Term Loans, in each case as of the Amendment Effective Date (after giving effect to the Prepayment). The Amendment Fee shall be payable in immediately available funds on the Amendment Effective Date. Once paid, the Amendment Fee shall not be refundable.

         SECTION 6. Effectiveness. This Amendment shall become effective as of the date set forth above on the date (the "Amendment Effective Date") that the following conditions are satisfied:

                  (a) the Administrative Agent shall have received the Amendment Fee and the Prepayment; and

                  (b) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders.

         SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 11. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

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                                                                               6

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                   AMI SEMICONDUCTOR, INC.,

                                   by: _________________________________________
                                       Name:
                                       Title:

                                   AMIS HOLDINGS, INC.,

                                   by: _________________________________________
                                       Name:
                                       Title:

                                   CREDIT SUISSE FIRST BOSTON,
                                   individually, and as Administrative Agent and Collateral Agent,

                                   by: _________________________________________
                                       Name:
                                       Title:

                                   by: _________________________________________
                                       Name:
                                       Title:

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                                                                               7

                                                               SIGNATURE PAGE TO
                                                         AMENDMENT NO. 2, WAIVER
                                                       AND AGREEMENT DATED AS OF
                                                    FEBRUARY 6, 2002, TO THE AMI
                                                             SEMICONDUCTOR, INC.
                                                          CREDIT AGREEMENT DATED
                                                        AS OF DECEMBER 21, 2000,
                                                                      AS AMENDED

              Name of Lender: ____________________________________

                              by: _________________________________
                                  Name:
                                  Title: